For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - 20/20 Focus Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	The Goldman Sachs Group, Inc.

2.   Date of Purchase
	08/01/00

3.   Number of Securities Purchased
	40,000,000

4.   Dollar Amount of Purchase
	$3,990,000,000

5.   Price Per Unit
	$99.75

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman Sachs & Co.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons
FleetBoston Robertson Stephens Inc.
Edward D. Jones & Co., L.P.
Lehman Borthers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Berstein & Co., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
CIBC World Markets Corp.
First Union National Bank
Guzman & Company
Lazard Freres & Co. LLC
BMO Nesbitt Burns Corp.
RBC Dominion Securities Corporation
Scotia Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Wit SoundView Corporation
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P.
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
The Williams Capital Group, L.P.
Advest, Inc.
Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Chatsworth Securities LLC
Dain Rauscher Incorporated
Doley Securities, Inc.
Epoch Securities, Inc.
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
McDonald Investments Inc., A KeyCorp Company
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Putnam, Lovell, de Guardiola & Thorton, Inc.
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wachovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Pryor Securities, Inc., a division of Rice Financial
Products Company
Arnhold and S. Bleichroeder, Inc.
George K. Baum & Company
The Buckingham Research Group Incorporated
Burnham Securities Inc.
The Chapman Company
Conning and Company
Crowell, Weedon & Co.
D.A. Davidson & Co.
Doft & Co., Inc.
FAC/Equities, a division of First Albany
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Security Van Kasper
First Southwest Company
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
HCFP/Brenner Securities LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.
Howard Weil, a division of Legg Mason Wood Walker, Inc.
Jackson Securities Incorporated
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thalmann & Co. Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investments, Inc.
May Davis Group Inc.
Melvin Securities, L.L.C.
Mesirow Financial, Inc.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Petrie Parkman & Co., Inc.
Pryor, Counts & Co., Inc.
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, LLC
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co. Ltd.
SBK Brooks Investment Corp.
Seasongood & Mayer
The Seidler Companies Incorporated
Simmons & Company International
South Beach Capital Markets Incorporated
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co., Inc.
SunTrust Equitable Securities Corporation
Sutter Securities Incorporated
SWM Securities, Inc.
C.E. Unterbergb, Towbin
Walton Johnson & Company
Wedbush Morgan Securities Inc.



For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - 20/20 Focus Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	The Goldman Sachs Group, Inc.

2.   Date of Purchase
	08/01/00

3.   Number of Securities Purchased
	40,000,000

4.   Dollar Amount of Purchase
	$3,990,000,000

5.   Price Per Unit
	$99.75

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman Sachs & Co.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons
FleetBoston Robertson Stephens Inc.
Edward D. Jones & Co., L.P.
Lehman Borthers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Berstein & Co., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
CIBC World Markets Corp.
First Union National Bank
Guzman & Company
Lazard Freres & Co. LLC
BMO Nesbitt Burns Corp.
RBC Dominion Securities Corporation
Scotia Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Wit SoundView Corporation
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P.
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
The Williams Capital Group, L.P.
Advest, Inc.
Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Chatsworth Securities LLC
Dain Rauscher Incorporated
Doley Securities, Inc.
Epoch Securities, Inc.
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
McDonald Investments Inc., A KeyCorp Company
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Putnam, Lovell, de Guardiola & Thorton, Inc.
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wachovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Pryor Securities, Inc., a division of Rice Financial
Products Company
Arnhold and S. Bleichroeder, Inc.
George K. Baum & Company
The Buckingham Research Group Incorporated
Burnham Securities Inc.
The Chapman Company
Conning and Company
Crowell, Weedon & Co.
D.A. Davidson & Co.
Doft & Co., Inc.
FAC/Equities, a division of First Albany
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Security Van Kasper
First Southwest Company
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
HCFP/Brenner Securities LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.
Howard Weil, a division of Legg Mason Wood Walker, Inc.
Jackson Securities Incorporated
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thalmann & Co. Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investments, Inc.
May Davis Group Inc.
Melvin Securities, L.L.C.
Mesirow Financial, Inc.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Petrie Parkman & Co., Inc.
Pryor, Counts & Co., Inc.
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, LLC
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co. Ltd.
SBK Brooks Investment Corp.
Seasongood & Mayer
The Seidler Companies Incorporated
Simmons & Company International
South Beach Capital Markets Incorporated
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co., Inc.
SunTrust Equitable Securities Corporation
Sutter Securities Incorporated
SWM Securities, Inc.
C.E. Unterbergb, Towbin
Walton Johnson & Company
Wedbush Morgan Securities Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	NPS Pharmaceuticals

2.   Date of Purchase
	11/09/00

3.   Number of Securities Purchased
	4,000,000

4.   Dollar Amount of Purchase
	$168,000,000

5.   Price Per Unit
	$42.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
CIBC World Markets

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

CIBC World Markets Corp.
Prudential Securities Incorporated
Robertson Stephens, Inc.
Chase Securities, Inc.
SG Cowen Securities Corporation
UBS Warburg LLC
Adams, Harkness & Hill, Inc.
Josephthal & Co.
Sanders Morris Harris
Stephens Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Idec Pharmaceuticals Corporation

2.   Date of Purchase
	11/16/00

3.   Number of Securities Purchased
	2,600,000

4.   Dollar Amount of Purchase
	$472,712,500

5.   Price Per Unit
	$181.8125

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Merrill Lynch & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
Adams, Harkness & Hill, Inc.
Dain Rauscher Incorporated
Lehman Brothers Inc.
Prudential Securities Incorporated
U.S. Bancorp Piper Jaffray Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Human Genome Sciences, Inc.

2.   Date of Purchase
	10/26/00

3.   Number of Securities Purchased
	11,000,000

4.   Dollar Amount of Purchase
	$825,000,000

5.   Price Per Unit
	$75.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Credit Suisse First Boston Corporation
Goldman, Sachs & Co.
Lehman Brothers Inc.
CIBC World Markets Corp.
J.P. Morgan Securities Inc.
Dain Rauscher Incorporated
Needham & Company, Inc.
Prudential Securities Incorporated









For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	NPS Pharmaceuticals

2.   Date of Purchase
	11/09/00

3.   Number of Securities Purchased
	4,000,000

4.   Dollar Amount of Purchase
	$168,000,000

5.   Price Per Unit
	$42.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
CIBC World Markets

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

CIBC World Markets Corp.
Prudential Securities Incorporated
Robertson Stephens, Inc.
Chase Securities, Inc.
SG Cowen Securities Corporation
UBS Warburg LLC
Adams, Harkness & Hill, Inc.
Josephthal & Co.
Sanders Morris Harris
Stephens Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Garmin Ltd.

2.   Date of Purchase
	12/08/00

3.   Number of Securities Purchased
	10,500,000

4.   Dollar Amount of Purchase
	$147,000,000

5.   Price Per Unit
	$14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Merrill Lynch & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Credit Suisse First Boston Corporation
Salomon Smith Barney Inc.
Banc of America Securities LLC
CIBC World Markets Corp.
Goldman, Sachs & Co.
ING Barings LLC
Invemed Associates, Inc.
Prudential Securities Incorporated
UBS Warburg LLC
Wit SoundView Corporation
Robert W. Baird & Co. Incorporated
Edward D. Jones & Co., L.P.
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc., A KeyCorp Company
Sanders Morris Harris
C.E. Unterberg, Towbin
Utendahl Capital Partners, L.P.
H. C. Wainwright & Co., Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Express Scripts

2.   Date of Purchase
	11/01/00

3.   Number of Securities Purchased
	6,000,000

4.   Dollar Amount of Purchase
	$414,000,000

5.   Price Per Unit
	$69.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Goldman Sachs and Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation
Banc of America Securities LLC
Salomon Smith Barney Inc.
CIBC World Markets Corp.
Sanford C. Berstein & Co. Inc.
William Blair & Company, L.L.C.
Chase Securities Inc.
Invemed Associates LLC
Morgan Keegan & Company, L.L.C.
Prudential Securities Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
SG Cowen Securities Corporation
Southwest Securities, Inc.
U.S. Bancorp Piper Jaffray Inc.


For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Boston Properties

2.   Date of Purchase
	10/25/00

3.   Number of Securities Purchased
	15,000,000

4.   Dollar Amount of Purchase
	$585,937,500

5.   Price Per Unit
	$39.0625

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Goldman Sachs and Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman, Sachs & Co.
Morgan Stanley and Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
Salomon Smith Barney inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Lehman Brothers Inc.
Advest, Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Commerzbank Capital Markets Corp.
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson North America LLC
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
Edward Jones
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
PaineWebber Incorporated
RBC Dominion Securities Corporation
Tucker Anthony Incorporated

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Prudential U.S. Emerging
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Wilson Greatbatch Technologies, Inc. Evercel Inc.

2.   Date of Purchase
	9/28/00

3.   Number of Securities Purchased
	5,000,000

4.   Dollar Amount of Purchase
	$80,000,000

5.   Price Per Unit
	$16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Merrill Lynch

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Donaldson, Lufkin & Jenrette Securities Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Banc of America Securities LLC
U.S. Bancorp Piper Jaffray Inc.
DLJdirect Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
Goldman, Sachs & Co.
HSBC Securities (USA) Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Thomas Weisel Partners LLC
Robert W. Baird & Co. Incorporated
George K. Baum & Company
Burnham Securities Inc.
Crowell, Weedon & Co.
Fahnestock & Co. Inc.
Gerard Klauer Mattison & Co. Inc.
Gruntal & Co. L.L.C.
Janney Montgomery Scott LLC
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co. Inc.
McDonald Investments Inc., A KeyCorp Company
Needham & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Ragen MacKenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
Sanders Morris Harris
Sands Brothers & Co. Ltd.
Stephens Inc.
Sutro & Co. Incorporated
Tucker Anthony Incorporated
C.E. Unterburg, Towbin
Wachovia Securities, Inc.
The Williams Capital Group, L.P.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP MFS Mid-Cap Growth
Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	VASTERA

2.   Date of Purchase
	9/28/00

3.   Number of Securities Purchased
	6,000,000

4.   Dollar Amount of Purchase
	$84,000,000

5.   Price Per Unit
	$14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Deutsche Banc Alex.Brown

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Deutsche Bank Securities Inc.
Chase Securities Inc.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
Goldman, Sachs & Co.
ING Barings
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Adams, Harkness & Hill, Inc.
Hoak Breedlove Wesneski & Co.
Josephthal & Co. Inc.
Legg Mason Wood Walker Incorporated
McDonald Investments Inc., A Keycorp Company
Pacific Crest Securities
Parker/Hunter Incorporated
Scott & Stringfellow, Inc.
Seaboard Securities, Inc.
Wedbush Morgan Securities Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP MFS Mid-Cap Growth
Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	NEW POWER

2.   Date of Purchase
	10/04/00

3.   Number of Securities Purchased
	24,000,000

4.   Dollar Amount of Purchase
	$504,000,000

5.   Price Per Unit
	$21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	CS First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:
Prudential

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP MFS Capital
Opportunities Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	NEW POWER

2.   Date of Purchase
	10/04/00

3.   Number of Securities Purchased
	24,000,000

4.   Dollar Amount of Purchase
	$504,000,000

5.   Price Per Unit
	$21.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	CS First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:
Prudential

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP INVESCO Small Company
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Coach Inc.

2.   Date of Purchase
	10/4/00

3.   Number of Securities Purchased
	7,380,000

4.   Dollar Amount of Purchase
	$118,080,000

5.   Price Per Unit
	$16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman, Sachs & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman, Sachs & Co.
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
M.R. Beal & Company
Bear, Stearns & Co. Inc.
William Blair & Company, L.L.C.
Ramirez & Co., Inc.
Salomon Smith Barney Inc.
Wachovia Securities, Inc.
The Williams Capital Group, L.P.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP INVESCO Small Company
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Albany Molecular Research, Inc.

2.   Date of Purchase
	10/6/00

3.   Number of Securities Purchased
	4,100,000

4.   Dollar Amount of Purchase
	$173,225,000

5.   Price Per Unit
	$42.25

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Deutsche Bank Securities & First Albany Corp

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Deutsche Bank Securities Inc.
Chase Securities Inc.
CIBC World Markets Corp.
Prudential Securities Incorporated
FAC/Equities, a division of First Albany Corporation
Credit Suisse First Boston Corporation
C.L. King & Associates, Inc.
PMG Capital
Vanguard Capital

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Alliance Technology
Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	VASTERA

2.   Date of Purchase
	9/28/00

3.   Number of Securities Purchased
	6,000,000

4.   Dollar Amount of Purchase
	$84,000,000

5.   Price Per Unit
	$14.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Deutsche Banc Alex.Brown

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Deutsche Bank Securities Inc.
Chase H&Q
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette Securities
Goldman, Sachs & Co.
ING Barings
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Adams, Harkness & Hill, Inc.
Hoak Breedlove Wesneski & Co.
Josephthal & Co. Inc.
Legg Mason Wood Walker Incorporated
McDonald Investments Inc., A Keycorp Company
Pacific Crest Securities
Parker/Hunter Incorporated
Scott & Stringfellow, Inc.
Seaboard Securities, Inc.
Wedbush Morgan Securities Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Alliance Technology
Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	INFORMATICA CORPORATION

2.   Date of Purchase
	9/27/00

3.   Number of Securities Purchased
	2,500,000

4.   Dollar Amount of Purchase
	$212,500,000

5.   Price Per Unit
	$85.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Credit Suisse First Boston Corporation
Morgan Stanley & Co. Incorporated
Robertson Stephens, Inc.
Thomas Weisel Parners LLC
First Albany Corporation
Cochran, Caronia Securities LLC
First Analysis Securities Corporation
Edward D. Jones & Co. L.P.
McDonald Investments Inc., a Keycorp Company
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
Wasserstein Perella Securities, Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Alliance Technology
Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	AVANT GO, INC.

2.   Date of Purchase
	9/26/00

3.   Number of Securities Purchased
	5,500,000

4.   Dollar Amount of Purchase
	$66,000,000

5.   Price Per Unit
	$12.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Credit Suisse First Boston

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
CIBC World Markets Corp.
Deutsche Bank Securities Inc.
E*Offering
Invemed Associates LLC
Prudential Securities Incorporated
Robertson Stephens, Inc.
Wedbush Morgan Securities Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - SP Allaince Technology
Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Plexus Corp.

2.   Date of Purchase
	10/13/00

3.   Number of Securities Purchased
	3,000,000

4.   Dollar Amount of Purchase
	$150,000,000

5.   Price Per Unit
	$50.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Robertson Stephens

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:
Robertson Stephens, Inc.
SG Cowen Securities Corporation
Thomas Weisel Partners LLC
Robert W. Baird & Co. Incorporated
Chase Securities, Inc.
Credit Suisse First Boston Corporation
Goldman Sachs & Co.
Prudential Securities Incorporated
Dain Rauscher Incorporated
A.G. Edwards & Sons, Inc.
E*offering
Fidelity Capital Markets, a division of National Financial
First Union Securities Inc.
C.L. King & Associates, Inc.
McDonald Investments Inc., a KeyCorp Company
Needham & Company, Inc.
Raymond James & Associates, Inc.
Stephens, Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - Jennison Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	The Goldman Sachs Group, Inc.

2.   Date of Purchase
	08/01/00

3.   Number of Securities Purchased
	35,000,000

4.   Dollar Amount of Purchase
	$3,990,000,000

5.   Price Per Unit
	$99.75

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman Sachs & Co.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons
FleetBoston Robertson Stephens Inc.
Edward D. Jones & Co., L.P.
Lehman Borthers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Berstein & Co., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
CIBC World Markets Corp.
First Union National Bank
Guzman & Company
Lazard Freres & Co. LLC
BMO Nesbitt Burns Corp.
RBC Dominion Securities Corporation
Scotia Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Wit SoundView Corporation
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P.
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
The Williams Capital Group, L.P.
Advest, Inc.
Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Chatsworth Securities LLC
Dain Rauscher Incorporated
Doley Securities, Inc.
Epoch Securities, Inc.
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
McDonald Investments Inc., A KeyCorp Company
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Putnam, Lovell, de Guardiola & Thorton, Inc.
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wachovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Pryor Securities, Inc., a division of Rice Financial
Products Company
Arnhold and S. Bleichroeder, Inc.
George K. Baum & Company
The Buckingham Research Group Incorporated
Burnham Securities Inc.
The Chapman Company
Conning and Company
Crowell, Weedon & Co.
D.A. Davidson & Co.
Doft & Co., Inc.
FAC/Equities, a division of First Albany
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Security Van Kasper
First Southwest Company
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
HCFP/Brenner Securities LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.
Howard Weil, a division of Legg Mason Wood Walker, Inc.
Jackson Securities Incorporated
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thalmann & Co. Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investments, Inc.
May Davis Group Inc.
Melvin Securities, L.L.C.
Mesirow Financial, Inc.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Petrie Parkman & Co., Inc.
Pryor, Counts & Co., Inc.
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, LLC
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co. Ltd.
SBK Brooks Investment Corp.
Seasongood & Mayer
The Seidler Companies Incorporated
Simmons & Company International
South Beach Capital Markets Incorporated
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co., Inc.
SunTrust Equitable Securities Corporation
Sutter Securities Incorporated
SWM Securities, Inc.
C.E. Unterbergb, Towbin
Walton Johnson & Company
Wedbush Morgan Securities Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - Natural Resources Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	W-H Energy Services

2.   Date of Purchase
	10/10/00

3.   Number of Securities Purchased
	10,000,000

4.   Dollar Amount of Purchase
	$165,000,000

5.   Price Per Unit
	$16.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Morgan Stanley Dean Witter

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Morgan Stanley and Co. Incorporated
Credit Suisse First Boston Corporation
Morgan Stanley & Co. Incorporated
Donaldson, Lufkin & Jenrette Securities Corporation
UBS Warburg LLC
Simmons & Company International
DLJdirect Inc.
Robert W. Baird & Co. Incorporated
Chatsworth Securities LLC
First Union Securities, Inc.
Invemed Associates, Inc.
Jefferies & Company, Inc.
Edward D. Jones & Co. L.P.
PaineWebber Incorporated
Prudential Securities Incorporated
Raymond James & Associates, Inc.
Sanders Morris Harris Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - Equity Income Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Boston Properties

2.   Date of Purchase
	10/25/00

3.   Number of Securities Purchased
	15,000,000

4.   Dollar Amount of Purchase
	$585,937,500

5.   Price Per Unit
	$39.0625

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Goldman Sachs & Co.

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman, Sachs & Co.
Morgan Stanley and Co. Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Lehman Brothers Inc.
Advest, Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Commerzbank Capital Markets Corp.
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson North America LLC
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
Edward Jones
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
PaineWebber Incorporated
RBC Dominion Securities Corporation
Tucker Anthony Incorporated

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - Diversified Conservative
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Entravision Communications Corp.

2.   Date of Purchase
	8/2/00

3.   Number of Securities Purchased
	46,000,000

4.   Dollar Amount of Purchase
	$752,335,000

5.   Price Per Unit
	$16.50

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Donaldson, Lufkin & Jenrette

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Donaldson, Lufkin & Jenrette Securities Corporation
Credit Suisse First Boston Corporation
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Smith Barney Inc.
Bear, Stearns & Co. Inc.
DLJdirect Inc.
Allen & Company Incorporated
Bank of America Securities LLC
Chase Securities, Inc.
CIBC WORLD MARKETS CORP.
Deutsche Bank Securities Inc.
A.G. Edwards & Sons, Inc.
FIRST UNION SECURITIES, INC.
Fleetboston Robertson Stephens Inc.
Lazard Freres & Co. LLC
Lehman Brothers Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
C.E. Unterberg, Towbin
Wasserstein Perella Securities Inc.
Thomas Weisel Partners LLC
Advest, Inc.
Arnhold and S. Bleichroeder, Inc.
Robert W. Baird & Co. Incorporated
William Blair & Company, L.L.C.
Crowell , Weedon & Co.
Fahnestock & Co. Inc.
First Albany Corporation
Gabelli & Company, Inc.
Gerard Klauer Mattison & Co., Inc.
Gruntal & Co., L.L.C.
Guzman & Company
Hoak Breedlove Wesneski & Co.
Hoefer & Arnett Incorporated
Janney Montgomery Scott LLC
Johnston, Lemon & Co. Incorporated
Kaufman Bros., L.P.
C.L. King & Associates, Inc.
Ladenburg Thalmann & Co. Inc.
McDonald Investments Inc., a KeyCorp Company
Morgan Keegan & Company, Incorporated
Needham & Company, Inc.
Pacific Crest Securities
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Ragen Mackenzie Incorporated
Raymond James & Associates, Inc.
The Robinson-Humphrey Company, LLC
Sanders Morris Harris
Sands Brothers & Co. Ltd.
Scott & Stringfellow, Inc.
Stephens Inc.
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wedbush Morgan Securities

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - Diversified Conservative
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Boston Properties

2.   Date of Purchase
	10/25/00

3.   Number of Securities Purchased
	15,000,000

4.   Dollar Amount of Purchase
	$585,937,500

5.   Price Per Unit
	$39.0625

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Merrill Lynch

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Goldman Sachs & Co.
Morgan Stanley and Co. Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Banc of America Securities LLC
Deutsche Bank Securities Inc.
Lehman Brothers Inc.
Advest, Inc.
Bear, Stearns & Co. Inc.
CIBC World Markets Corp.
Commerzbank Capital Markets Corp.
Credit Suisse First Boston Corporation
Dresdner Kleinwort Benson North America LLC
A.G. Edwards & Sons, Inc.
First Union Securities, Inc.
FleetBoston Robertson Stephens Inc.
Edward Jones
Legg Mason Wood Walker, Incorporated
McDonald Investments Inc.
PaineWebber Incorporated
RBC Dominion Securities Corporation
Tucker Anthony Incorporated

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - Diversified Conservative
Growth Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	The Goldman Sachs Group, Inc.

2.   Date of Purchase
	08/01/00

3.   Number of Securities Purchased
	40,000,000

4.   Dollar Amount of Purchase
	$3,990,000,000

5.   Price Per Unit
	$99.75

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
	Goldman Sachs

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman Sachs & Co.
Banc of America Securities LLC
Bear, Stearns & Co. Inc.
Chase Securities Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson Lufkin & Jenrette Securities Corporation
A.G. Edwards & Sons
FleetBoston Robertson Stephens Inc.
Edward D. Jones & Co., L.P.
Lehman Borthers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities Inc.
Morgan Stanley & Co. Incorporated
PaineWebber Incorporated
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Sanford C. Berstein & Co., Inc.
William Blair & Company, L.L.C.
Blaylock & Partners, L.P.
CIBC World Markets Corp.
First Union National Bank
Guzman & Company
Lazard Freres & Co. LLC
BMO Nesbitt Burns Corp.
RBC Dominion Securities Corporation
Scotia Capital (USA) Inc.
Muriel Siebert & Co., Inc.
Wit SoundView Corporation
TD Securities (USA) Inc.
Utendahl Capital Partners, L.P.
Wasserstein Perella Securities, Inc.
Thomas Weisel Partners LLC
The Williams Capital Group, L.P.
Advest, Inc.
Robert W. Baird & Co. Incorporated
M.R. Beal & Company
Chatsworth Securities LLC
Dain Rauscher Incorporated
Doley Securities, Inc.
Epoch Securities, Inc.
Gruntal & Co., L.L.C.
Keefe, Bruyette & Woods, Inc.
Legg Mason Wood Walker, Incorporated
Loop Capital Markets, LLC
McDonald Investments Inc., A KeyCorp Company
Neuberger Berman, LLC
Ormes Capital Markets, Inc.
Putnam, Lovell, de Guardiola & Thorton, Inc.
Ramirez & Co., Inc.
Raymond James & Associates, Inc.
Scott & Stringfellow, Inc.
Stephens Inc.
Stifel, Nicolaus & Company, Incorporated
Sutro & Co. Incorporated
Tucker Anthony Incorporated
Wachovia Securities, Inc.
Adams, Harkness & Hill, Inc.
Apex Pryor Securities, Inc., a division of Rice Financial
Products Company
Arnhold and S. Bleichroeder, Inc.
George K. Baum & Company
The Buckingham Research Group Incorporated
Burnham Securities Inc.
The Chapman Company
Conning and Company
Crowell, Weedon & Co.
D.A. Davidson & Co.
Doft & Co., Inc.
FAC/Equities, a division of First Albany
Fahnestock & Co. Inc.
Ferris, Baker Watts, Incorporated
Fifth Third Securities, Inc.
First Security Van Kasper
First Southwest Company
Fox-Pitt, Kelton Inc.
Friedman, Billings, Ramsey & Co., Inc.
Gerard Klauer Mattison & Co., Inc.
HCFP/Brenner Securities LLC
J.J.B. Hilliard, W.L. Lyons, Inc.
Hoak Breedlove Wesneski & Co.
William R. Hough & Co.
HOWARD WEIL, a division of Legg Mason Wood Walker, Inc.
Jackson Securities Incorporated
Janney Montgomery Scott LLC
Jefferies & Company, Inc.
Johnston, Lemon & Co. Incorporated
C.L. King & Associates, Inc.
Kirkpatrick, Pettis, Smith, Polian Inc.
Ladenburg, Thalmann & Co. Inc.
Laidlaw Global Securities, Inc.
Lam Securities Investments, Inc.
May Davis Group Inc.
Melvin Securities, L.L.C.
Mesirow Financial, Inc.
Morgan Keegan & Company, Inc.
Needham & Company, Inc.
Parker/Hunter Incorporated
Pennsylvania Merchant Group
Petrie Parkman & Co., Inc.
Pryor, Counts & Co., Inc.
Ragen MacKenzie Incorporated
The Robinson-Humphrey Company, LLC
Sandler O'Neill & Partners, L.P.
Sands Brothers & Co. Ltd.
SBK Brooks Investment Corp.
Seasongood & Mayer
The Seidler Companies Incorporated
Simmons & Company International
South Beach Capital Markets Incorporated
Southwest Securities, Inc.
Sterne, Agee & Leach, Inc.
Sturdivant & Co., Inc.
SunTrust Equitable Securities Corporation
Sutter Securities Incorporated
SWM Securities, Inc.
C.E. Unterbergb, Towbin
Walton Johnson & Company
Wedbush Morgan Securities Inc.

For the fiscal period ended 12/31/00
File number 811-03623
The Prudential Series Fund, Inc. - 20/20 Focus Portfolio

					SUB-ITEM 77-0

					EXHIBITS

		Transactions Effected Pursuant to Rule 10f-3

1.   Name of Issuer
	Microtune Inc.

2.   Date of Purchase
	08/04/00

3.   Number of Securities Purchased
	4,000,000

4.   Dollar Amount of Purchase
	$64,000,000

5.   Price Per Unit
	$16.00

6.   Name(s) of Underwriter(s) or Dealer(s)
      From whom Purchased
Goldman Sachs and Company

7.   Other Members of the Underwriting Syndicate
	  See Exhibit A

EXHIBIT A

UNDERWRITERS:

Goldman Sachs & Co.
Chase Securities Inc.
SG Cowen Securities Corporation
Bear, Stearns & Co. Inc.
Dain Rasucher Incorporated
A.G. Edwards & Sons, Inc.
Prudential Securities Incorporated
Salomon Smith Barney Inc.
Wit SoundView Corporation
Robert W. Baird & Co. Incorporated
Doley Securities, Inc.
Hoak Breedlove Wesneski & Co.
Legg Mason Wood Walker, Incorporated
Raymond James & Associates, Inc.